                                     PIONEER
                                     -------
                                  INTERNATIONAL
                                     EQUITY
                                      FUND*

                                     ANNUAL
                                     REPORT

                                     3/31/02


                               [LOGO]PIONEER
                                     INVESTMENTS(R)




* Formerly Pioneer World Equity Fund. Name change effective July 30, 2001.

TABLE OF CONTENTS


 Letter from the President                                                    1


 Portfolio Summary                                                            2


 Performance Update                                                           3


 Portfolio Management Discussion                                              6


 Schedule of Investments                                                      9


 Financial Statements                                                        16


 Notes to Financial Statements                                               22


 Report of Independent Public Accountants                                    29


 The Pioneer Family of Mutual Funds                                          30


 Trustees, Officers and Service Providers                                    31


 Retirement Plans from Pioneer                                               36

 PIONEER INTERNATIONAL EQUITY FUND

 LETTER FROM THE PRESIDENT 3/31/02


 DEAR SHAREOWNERS,

 The market's renewed vigor since last fall suggests that investors have been repositioning portfolios in anticipation of better economic times. Low interest rates, lower taxes and falling energy costs have been keys to the optimistic mood.

 That optimism appears to have been justified. Judging by recent reports, the U.S. economy has absorbed the shock from September 11 and, for the most part, moved closer to normalcy. A mild upturn now appears to be underway according to Federal Reserve Board figures, and what may have been the briefest and shallowest of post-World War II recessions is probably behind us. Speaking before Congress in early March, Fed Chairman Alan Greenspan cited encouraging signs of improving economic output, among them a pickup in manufacturing, ongoing reduction in corporate inventories and an increase in overall demand in most - but not all - sectors.

 Shifts in the economic weather sometimes lead us to shift our ground - we're tempted to step indoors when the outlook is cloudy and to rush back out as soon as skies brighten. But if market behavior of recent years has taught us anything, it's the basic lessons of sound investing: a long-term view and diversification. Jumping in and out of the market with each variation in climate is no more than guesswork. It's not TIMING the market that yields solid returns, but TIME IN the market. And well-diversified portfolios, those that include growth and value stocks as well as bonds, always have the potential to hold up better in downturns than portfolios that concentrate on a single investment type.

 Another lesson may have struck you as you filed this year's tax returns: many of us pay more in federal income taxes than we need to. Although April 15 has come and gone, consider making an appointment to go over this year's return with a qualified professional. You could uncover several ideas for cutting next year's bill, including newly expanded opportunities for owners of IRAs, sole proprietors and participants in corporate retirement plans. Your financial advisor can also explain the benefits of saving for retirement with Pioneer and our tax-sensitive investment options.

 You can learn more about Pioneer's mutual funds and all of our products and services at www.pioneerfunds.com. And for questions about the Pioneer funds you own and advice on additional purchases, please contact your financial advisor. In times like these, the value of a good advisor is magnified.

 All of us at Pioneer appreciate your continued business.

 Respectfully,


 /s/ Daniel T. Geraci

 Daniel T. Geraci
 Pioneer Investment Management, Inc.

PORTFOLIO SUMMARY 3/31/02


PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

International Common Stocks                                 97%
International Preferred Stocks                               2%
Depositary Receipts for International Stocks                 1%


GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

United Kingdom                   26%
Japan                            15%
France                           12%
Germany                          11%
Netherlands                       8%
Switzerland                       7%
Italy                             6%
Spain                             4%
Australia                         3%
Hong Kong                         2%
South Korea                       2%
Singapore                         1%
Finland                           1%
Other                             2%

10 LARGEST HOLDINGS
(As a percentage of equity holdings)

  1. British American Tobacco Plc        2.19%

  2. ENI S.p.A.                          2.06

  3. Siemens AG                          2.00

  4. Diageo Plc                          2.00

  5. Muenchener Rueckversicherungs       1.98
     Gesellschaft AG

  6. Allianz AG                          1.98%

  7. BNP Paribas SA                      1.93

  8. Rio Tinto Plc                       1.89

  9. Total Fina Elf SA                   1.89

 10. Nestle SA (Registered Shares)       1.87

Fund holdings will vary for other periods.

PERFORMANCE UPDATE 3/31/02                                       CLASS A SHARES


SHARE PRICES AND DISTRIBUTIONS

 NET ASSET VALUE
 PER SHARE                         3/31/02            3/31/01
                                   $15.94             $16.81


 DISTRIBUTIONS PER SHARE           INCOME             SHORT-TERM          LONG-TERM
 (3/31/01-3/31/02)                 DIVIDENDS          CAPITAL GAINS       CAPITAL GAINS
                                        -                  -              $0.032


 INVESTMENT RETURNS

 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Equity Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index and MSCI World Index. (The MSCI EAFE Index better reflects the Fund's transition from a world fund to an international fund without U.S. investments.)


AVERAGE ANNUAL TOTAL RETURNS
(as of March 31, 2002)

                NET ASSET   PUBLIC OFFERING
                  VALUE         PRICE*
Life-of-Class     2.62%          1.50%
10/31/96

5 Years           0.66%         -0.52%

1 Year           -4.99%        -10.47%

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[CHART]

GROWTH OF $10,000

                           PIONEER INTERNATIONAL
                                EQUITY FUND*        MSCI WORLD INDEX      MSCI EAFE INDEX
       10/31/1996                  $10,000              $10,000              $10,000
        3/31/1998                  $13,300              $13,745              $11,982
        3/31/2000                  $18,001              $18,869              $15,895
        3/31/2002                  $10,841              $13,560              $10,833


The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted measure of 21 international stock markets. The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks, including securities in the United States, Canada and all countries in the MSCI EAFE Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 3/31/02                                       CLASS B SHARES


SHARE PRICES AND DISTRIBUTIONS

 NET ASSET VALUE
 PER SHARE                         3/31/02            3/31/01
                                   $15.19             $16.16


 DISTRIBUTIONS PER SHARE           INCOME             SHORT-TERM          LONG-TERM
 (3/31/01-3/31/02)                 DIVIDENDS          CAPITAL GAINS       CAPITAL GAINS
                                        -                  -              $0.032

 INVESTMENT RETURNS

 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Equity Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index and MSCI World Index. (The MSCI EAFE Index better reflects the Fund's transition from a world fund to an international fund without U.S. investments.)


AVERAGE ANNUAL TOTAL RETURNS
(as of March 31, 2002)

                 IF HELD   IF REDEEMED*
Life-of-Class     1.67%       1.50%
10/31/96

5 Years          -0.22%      -0.40%

1 Year           -5.80%      -9.56%

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

GROWTH OF $10,000

[CHART]

                          PIONEER INTERNATIONAL
                          EQUITY FUND*              MSCI WORLD INDEX              MSCI EAFE INDEX
  10/31/1996                    $9,425                       $10,000                      $10,000
   3/31/1998                   $12,728                       $13,745                      $11,982
   3/31/2000                   $17,542                       $18,869                      $15,895
   3/31/2002                   $10,841                       $13,560                      $10,833


The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted measure of 21 international stock markets. The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks, including securities in the United States, Canada and all countries in the MSCI EAFE Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 3/31/02                                       CLASS C SHARES


SHARE PRICES AND DISTRIBUTIONS

 NET ASSET VALUE
 PER SHARE                         3/31/02            3/31/01
                                   $15.10             $16.14


 DISTRIBUTIONS PER SHARE           INCOME             SHORT-TERM          LONG-TERM
 (3/31/01-3/31/02)                 DIVIDENDS          CAPITAL GAINS       CAPITAL GAINS
                                        -                  -              $0.032


 INVESTMENT RETURNS

 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Equity Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index and MSCI World Index. (The MSCI EAFE Index better reflects the Fund's transition from a world fund to an international fund without U.S. investments.)


AVERAGE ANNUAL TOTAL RETURNS
(as of March 31, 2002)

                NET ASSET    PUBLIC OFFERING
                  VALUE        PRICE/CDSC*
Life-Of-Class     1.56%           1.38%
10/31/96

5 Years          -0.37%          -0.57%

1 Year           -6.24%          -7.16%

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to shares sold within one year of purchase.


[CHART]

GROWTH OF $10,000

                            PIONEER INTERNATIONAL
                                 EQUITY FUND*        MSCI WORLD INDEX      MSCI EAFE INDEX
       10/31/1996                   $9,900                $10,000              $10,000
        3/31/1998                  $13,181                $13,745              $11,982
        3/31/2000                  $17,809                $18,869              $15,895
        3/31/2002                  $10,769                $13,560              $10,833


The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted measure of 21 international stock markets. The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks, including securities in the United States, Canada and all countries in the MSCI EAFE Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGEMENT DISCUSSION 3/31/02


Increasing signs of a global economic recovery brought a return of optimism to international stock markets during the past several months. Today, many of the sectors that struggled during the recession are experiencing a turnaround. Your Fund's investments helped it to achieve strong gains in the last six months of its fiscal year and erased some of the negative returns posted during the financial markets' downturn last fall. In the following interview, Stefano Pregnolato, a member of your Fund's management team, discusses this favorable turn of events and his outlook for the months ahead.

Q: WHICH OF THE FUND'S INVESTMENTS CONTRIBUTED TO ITS STRONG PERFORMANCE DURING THE LAST HALF OF ITS FISCAL YEAR?

A: Broadly speaking, cyclical sectors whose prospects are heavily influenced by changes in general economic activity led the rally. Since the fortunes of cyclical stocks rise and fall with the level of economic growth, they typically appreciate early on in a recovery. The Fund's investments in basic materials, automobiles and consumer discretionary, which languished to some degree during the recession, prospered.

    Interestingly, some sectors offer benefits in periods of contracting and expanding growth. For instance, the Fund's energy holdings offer defensive qualities during recessions, because demand for oil remains fairly steady. In faster-growth environments, demand for petroleum typically rises, which bolsters profits of oil companies. Likewise, bank investments, depending on their business focus, may be more immune to the vagaries of the business cycle and therefore offer defensive attributes during more difficult times.

Q:  HOW DID THE FUND PERFORM FOR THE 12 MONTHS ENDED MARCH 31?

A: Relatively well, thanks in no small part to its strategic investments in metals and mining and sectors tied directly to consumer spending. Probably the single largest contributor to the Fund's favorable showing versus the benchmark MSCI EAFE Index, however, was our decision to limit investments in Japan. The inability of the Japanese government to institute genuine economic reform constitutes a major impediment to increasing the portfolio's weighting.

    For the second half of the fiscal year, which covers this period of positive performance, your Fund's Class A shares delivered a total return at net asset value of 10.61% versus the 8.01% return for the MSCI EAFE Index. This performance, while significant, did not completely erase the losses posted earlier in the fiscal year. Nevertheless, the Fund did fare better than its benchmark. For the 12 months ended March 31, 2002, Class A, B and C shares returned -4.98%, -5.80% and -6.24% at net asset value, respectively. The MSCI EAFE Index posted a return of -8.08%.

Q:  COULD YOU HIGHLIGHT SOME OF THE FUND'S MORE NOTEWORTHY PERFORMERS?

A: Yes. Semiconductor stocks made a strong comeback and, in our opinion, the Fund holds several Asian companies with great potential. Samsung Electronics (South Korea) is one of the most efficient, lowest-cost producers of semiconductors and is expanding its electronic and appliance product line. The Fund also holds three Japanese companies that are directly involved with the production of semiconductors or machinery equipment - Hoya Corp., Nikon Corp and Canon, which also produces electronic devices and office products.

    Investments in the consumer discretionary sector also contributed favorably to the Fund's performance in the later months of the fiscal year. This sector comprises companies that sell luxury or leisure items and services. Unlike demand for consumer staples such as food and shelter, which remains fairly steady, demand for discretionary products typically increases as economic growth and personal wealth rises. In this area, Porsche (Germany) and LVMH Moet Hennessy Louis Vuitton (France) made notable contributions to performance.

Q:  ARE YOU STILL MAINTAINING A PRESENCE IN DEFENSIVE STOCKS?

A: Absolutely. Since we expect the global economic recovery to be gradual, we think it prudent to keep a considerable portion of the portfolio's assets invested in stocks that tend to perform well in a slower-growth environment. Consumer staple companies, such as food retailers Tesco (United Kingdom) and Nestle (Switzerland) as well as British American

    Tobacco (United Kingdom) exemplify this strategy. However, given our increasingly positive outlook, we expect the portfolio will take on a less defensive tone. Defensive stocks generally appreciate more slowly than cyclical stocks in rising stock markets.

Q:  DO EUROPEAN HOLDINGS STILL CONSTITUTE THE MAJORITY OF THE PORTFOLIO'S
    ASSETS?

A:  Yes, and we do not see that changing for the foreseeable future. On
    March 31, 2002 European investments made up nearly three-quarters of the Fund's equity assets. The United Kingdom and France - the portfolio's two largest european country allocations - are benefiting from the most favorable consumer spending trends in the region. However, sluggish growth and restrained inflation across the Euro zone may allow the European Central Bank to reduce interest rates once more to help spur consumer confidence and business activity - paving the way for an eventual rebound.

Q:  WHAT IS YOUR OUTLOOK?

A: Given the relatively mild recession we've experienced in recent months, it's likely that the recovery will be less dramatic than those typically following more prolonged or deeper recessions. We also believe that the recovery will be slower by historic standards and have positioned the portfolio accordingly. As the recovery becomes more firmly established, we would expect our investment decisions to take on more of an opportunistic bias. This thinking would lead us down the path toward more cyclical stocks that we deem to be undervalued or overlooked by the general market.

    Since the U.S. economy is ahead of Europe in its recovery, the European Central Bank will most likely begin raising interest rates later than the Federal Reserve, which is currently holding rates steady until signs of inflation emerge. It follows suit that Europe's recovery will lag that of the United States. Given our opinion that European and Asian stocks are relatively cheaper than their counterparts in the United States, international stocks offer some timely value for investors with a patient, discerning eye for growth potential.

SCHEDULE OF INVESTMENTS 3/31/02

SHARES                                                                           VALUE
            PREFERRED STOCKS - 2.4 %
            AUTOMOBILES & COMPONENTS - 1.7 %
            AUTOMOBILE MANUFACTURERS - 1.7 %
   1,000    Porsche AG Designs *                                         $     456,588
                                                                         -------------
            TOTAL AUTOMOBILES & COMPONENTS                               $     456,588
                                                                         -------------
            MEDIA - 0.7 %
            PUBLISHING & PRINTING - 0.7 %
  30,000    News Corp., Ltd.                                             $     176,105
                                                                         -------------
            TOTAL MEDIA                                                  $     176,105
                                                                         -------------
            TOTAL PREFERRED STOCKS
            (Cost $604,536)                                              $     632,693
                                                                         -------------

            COMMON STOCKS - 97.6 %
            ENERGY - 9.6 %
            INTEGRATED OIL & GAS - 6.7 %
  80,000    BG Group Plc *                                               $     343,232
  55,000    BP Amoco Plc                                                       488,003
  37,000    ENI S.p.A.                                                         539,051
  50,000    Shell Transport & Trading Co.                                      370,648
                                                                         -------------
                                                                         $   1,740,934
                                                                         -------------

            OIL & GAS DRILLING - 1.0 %
  30,000    Enterprise Oil Plc                                           $     268,319
                                                                         -------------

            OIL & GAS REFINING & MARKETING - 1.9 %
   3,200    Total Fina Elf SA                                            $     493,533
                                                                         -------------
            TOTAL ENERGY                                                 $   2,502,786

            MATERIALS - 8.5 %
            ALUMINUM - 1.2 %
   6,000    Pechiney SA                                                  $     319,437
                                                                         -------------

            DIVERSIFIED CHEMICALS - 4.4 %
   9,000    Akzo Nobel                                                   $     420,339
   7,001    Aventis SA                                                         484,305
  45,000    WMC Ltd.                                                           233,659
                                                                         -------------
                                                                         $   1,138,303
                                                                         -------------

            DIVERSIFIED METALS & MINING - 1.9 %
  25,000    Rio Tinto Plc                                                $     494,198
                                                                         -------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                           VALUE
            STEEL - 1.0 %
  45,000    Broken Hill Proprietary Co., Ltd.                            $     273,763
                                                                         -------------
            TOTAL MATERIALS                                              $   2,225,701
                                                                         -------------
            CAPITAL GOODS - 2.5 %
            AEROSPACE & DEFENSE - 0.8 %
   9,000    European Aeronautic Defence                                  $     126,729
   2,500    Thomson CSF                                                         89,662
                                                                         -------------
                                                                         $     216,391
                                                                         -------------
            ELECTRICAL COMPONENTS & EQUIPMENT - 1.1 %
  35,000    ABB Ltd. *                                                   $     277,464
                                                                         -------------
            INDUSTRIAL CONGLOMERATES - 0.6 %
 100,000    Pirelli S.p.A.                                               $     155,972
                                                                         -------------
            TOTAL CAPITAL GOODS                                          $     649,827
                                                                         -------------
            COMMERCIAL SERVICES & SUPPLIES - 2.5 %
            DATA PROCESSING SERVICES - 0.9 %
   9,000    Amdocs Ltd. *                                                $     239,850
                                                                         -------------
            DIVERSIFIED COMMERCIAL SERVICES - 0.3 %
  30,000    Hays Plc                                                     $      77,120
                                                                         -------------
            OFFICE SERVICES & SUPPLIES - 1.3 %
   9,000    Canon, Inc.                                                  $     333,911
                                                                         -------------
            TOTAL COMMERCIAL SERVICES & SUPPLIES                         $     650,881
                                                                         -------------
            TRANSPORTATION - 0.7 %
            AIRLINES - 0.7 %
  30,000    Ryanair Holdings Plc *                                       $     173,895
                                                                         -------------
            TOTAL TRANSPORTATION                                         $     173,895
                                                                         -------------
            AUTOMOBILES & COMPONENTS - 2.9 %
            AUTOMOBILE MANUFACTURERS - 2.9 %
   8,000    Honda Motor Co., Ltd.                                        $     336,023
   3,000    Renault SA                                                         143,773
  10,000    Toyota Motor Co. *                                                 288,063
                                                                         -------------
                                                                         $     767,859
                                                                         -------------
            TOTAL AUTOMOBILES & COMPONENTS                               $     767,859
                                                                         -------------
            CONSUMER DURABLES & APPAREL - 1.6 %
            HOUSEWARES & SPECIALTIES - 1.6 %
   8,000    Sony Corp. *                                                 $     415,654
                                                                         -------------
            TOTAL CONSUMER DURABLES & APPAREL                            $     415,654
                                                                         -------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                           VALUE
            MEDIA - 3.6 %
            PUBLISHING & PRINTING - 3.6 %
  28,000    Reed International Plc                                       $     268,775
   9,000    Vivendi Universal                                                  349,603
  10,000    VNU NV                                                             317,172
                                                                         -------------
                                                                         $     935,550
                                                                         -------------
            TOTAL MEDIA                                                  $     935,550
                                                                         -------------
            RETAILING - 0.8 %
            COMPUTER & ELECTRONICS RETAIL - 0.8 %
  20,000    Nikon Corp. *                                                $     213,709
                                                                         -------------
            TOTAL RETAILING                                              $     213,709
                                                                         -------------
            FOOD & DRUG RETAILING - 4.0 %
            FOOD RETAIL - 4.0 %
   6,000    Koninklijke Ahold NV                                         $     157,261
   2,200    Nestle SA (Registered Shares)                                      488,599
 120,000    Tesco Plc                                                          411,879
                                                                         -------------
                                                                         $   1,057,739
                                                                         -------------
            TOTAL FOOD & DRUG RETAILING                                  $   1,057,739
                                                                         -------------
            FOOD BEVERAGE & TOBACCO - 6.6 %
            DISTILLERS & VINTNERS - 4.4 %
  40,000    Diageo Plc                                                   $     522,624
  90,000    Foster's Group Ltd.                                                222,372
   8,000    LVMH Moet Hennessy Louis Vuitton SA                                407,095
                                                                         -------------
                                                                         $   1,152,091
                                                                         -------------
            TOBACCO - 2.2 %
  60,000    British American Tobacco Plc                                 $     574,024
                                                                         -------------
            TOTAL FOOD BEVERAGE & TOBACCO                                $   1,726,115
                                                                         -------------
            PHARMACEUTICALS & BIOTECHNOLOGY - 7.1 %
            PHARMACEUTICALS - 7.1 %
   8,000    AstraZeneca Plc                                              $     395,928
  26,000    Chugai Pharmaceuticals *                                           293,507
  14,000    GlaxoSmithKline Plc                                                328,193
   8,000    Novartis AG                                                        314,252
   6,000    Syngenta AG *                                                      366,093
  18,000    Tanabe Seiyaku Co., Ltd. *                                         167,363
                                                                         -------------
                                                                         $   1,865,336
                                                                         -------------
            TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                        $   1,865,336
                                                                         -------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                           VALUE
            BANKS - 10.9 %
  10,000    Banca Popolare di Verona Scrl *                              $     115,018
  35,000    Banco Santander                                                    292,774
  10,000    Barclays Plc                                                       307,912
  10,000    BNP Paribas SA                                                     504,511
   8,000    CS Group *                                                         302,850
  40,000    Development Bank of Singapore Ltd.                                 321,050
  41,500    Lloyds TSB Group Plc                                               424,369
      40    Mitsubishi Tokyo Financial Group, Inc. *                           244,325
  30,000    Standard Chartered Plc                                             327,709
                                                                         -------------
                                                                         $   2,840,518
                                                                         -------------
            TOTAL BANKS                                                  $   2,840,518
                                                                         -------------
            DIVERSIFIED FINANCIALS - 5.4 %
  15,000    Fortis NV *                                                  $     333,422
  12,000    ING Groep NV                                                       326,234
  30,000    Nomura Securites Co., Ltd.                                         388,885
  40,000    Swire Pacific Ltd.                                                 216,417
   1,600    Swiss Re (Registered Shares)                                       147,031
                                                                         -------------
                                                                         $   1,411,989
                                                                         -------------
            TOTAL DIVERSIFIED FINANCIALS                                 $   1,411,989
                                                                         -------------
            INSURANCE - 6.4 %
            LIFE & HEALTH INSURANCE - 1.1 %
  12,000    Assicurazioni Generali                                       $     295,911
                                                                         -------------
            MULTI-LINE INSURANCE - 5.3 %
   2,200    Allianz AG                                                   $     517,620
   2,100    Muenchener Rueckversicherungs Gesellschaft AG                      518,758
  26,000    Riunione Adriatica di Sicurta S.p.A.                               340,733
                                                                         -------------
                                                                         $   1,377,111
                                                                         -------------
            TOTAL INSURANCE                                              $   1,673,022
                                                                         -------------
            REAL ESTATE - 1.1 %
            REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.1 %
  70,000    Henderson Land Development                                   $     291,676
                                                                         -------------
            TOTAL REAL ESTATE                                            $     291,676
                                                                         -------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                           VALUE
            SOFTWARE & SERVICES - 0.7 %
            APPLICATION SOFTWARE - 0.7 %
   6,000    Check Point Software Technologies Ltd. *                     $     182,400
                                                                         -------------
            TOTAL SOFTWARE & SERVICES                                    $     182,400
                                                                         -------------
            TECHNOLOGY HARDWARE & EQUIPMENT - 10.3 %
            COMPUTER HARDWARE - 1.1 %
   1,000    Samsung Electronics Co.                                      $     270,424
                                                                         -------------
            ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.0 %
   5,000    Hoya Corp. *                                                 $     349,521
   8,000    Siemens AG                                                         522,810
  39,000    Toshiba Corp. *                                                    163,223
                                                                         -------------
                                                                         $   1,035,554
                                                                         -------------
            SEMICONDUCTORS - 3.6 %
  40,000    ARM Holdings Plc *                                           $     161,220
  12,000    Philips Electronics NV *                                           365,653
   9,000    STMicroelectronics                                                 300,747
  45,000    Taiwan Semiconductor Manufacturing Co. *                           122,283
                                                                         -------------
                                                                         $     949,903
                                                                         -------------
            TELECOMMUNICATIONS EQUIPMENT - 1.6 %
  41,000    Ericsson LM (B Shares) *                                     $     173,148
  12,000    Nokia Oyj                                                          253,877
                                                                         -------------
                                                                         $     427,025
                                                                         -------------
            TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                        $   2,682,906
                                                                         -------------
            TELECOMMUNICATION SERVICES - 9.6 %
            INTEGRATED TELECOMMUNICATION SERVICES - 6.2 %
  75,000    British Telecom Plc *                                        $     296,412
  86,400    COLT Telecom Group Plc *                                            61,525
  20,000    Deutsche Telekom AG                                                299,396
      80    Japan Telecom Co. Ltd. *                                           247,342
   6,000    Korea Telecom Corp. (A.D.R.) *                                     143,880
 200,000    mm02 Plc *                                                         195,828
  35,000    Telefonica SA *                                                    391,890
                                                                         -------------
                                                                         $   1,636,273
                                                                         -------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                           VALUE
            WIRELESS TELECOMMUNICATION SERVICES - 3.4 %
  29,540    China Mobile Ltd. *                                          $      91,274
     155    NTT Mobile Communications, Inc.                                    420,783
 200,000    Vodafone Group Plc *                                               371,717
                                                                         -------------
                                                                         $     883,774
                                                                         -------------
            TOTAL TELECOMMUNICATION SERVICES                             $   2,520,047
                                                                         -------------
            UTILITIES - 2.8 %
            ELECTRIC UTILITIES - 2.8 %
   9,000    E.On AG                                                      $     452,728
  18,000    Union Electrica Fenosa SA                                          290,317
                                                                         -------------
                                                                         $     743,045
                                                                         -------------
            TOTAL UTILITIES                                              $     743,045
                                                                         -------------
            TOTAL COMMON STOCKS
            (Cost $26,797,440)                                           $  25,530,655
                                                                         -------------
            RIGHTS/WARRANTS - 0.0 %
            TELECOMMUNICATION SERVICES - 0.0 %
  35,000    Telefonica SA *                                              $       7,929
                                                                         -------------
            TOTAL RIGHTS/WARRANTS
            (Cost $8,678)                                                $       7,929
                                                                         -------------
            TOTAL INVESTMENT IN SECURITIES
            (Cost $27,410,654)(a)(b)(c)(d)                               $  26,171,277
                                                                         =============

* Non-income producing security.

(a) Distributions of investments by country of issue, as a percentage of total investment in equity securities, is as follows:

       United Kingdom                                                               26%
       Japan                                                                        15
       France                                                                       12
       Germany                                                                      11
       Netherlands                                                                   8
       Switzerland                                                                   7
       Italy                                                                         6
       Spain                                                                         4
       Australia                                                                     3
       Hong Kong                                                                     2
       South Korea                                                                   2
       Singapore                                                                     1
       Finland                                                                       1
       Other                                                                         2
                                                                                   ---
                                                                                   100%
                                                                                   ===


   The accompanying notes are an integral part of these financial statements.

(b) At March 31, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $27,410,654 was as follows:

    Aggregate gross unrealized gain for all investments in which there is an
      excess of value over tax cost                                                     $ 2,058,067
    Aggregate gross unrealized loss for all investments in which there is an
      excess of tax cost over value                                                     $(3,297,444)
                                                                                        -----------
    Net unrealized loss                                                                 $(1,239,377)
                                                                                        ===========

(c) At March 31, 2002, the Fund had a capital loss carryforward of $985,220 which will expire in 2010 if not utilized.

(d) The Fund elected to defer approximately $689,867 of capital gain losses and $5,270 of foreign currency losses recognized between November 1, 2001 and March 31, 2002 to its fiscal year ending March 31, 2003.

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2002, aggregated $21,964,903 and $29,153,584, respectively.

   The accompanying notes are an integral part of these financial statements.

BALANCE SHEET 3/31/02

ASSETS:
  Investment in securities, at value (cost $27,410,654)                                 $26,171,277
  Foreign currencies, at value                                                               96,684
  Cash                                                                                      755,616
  Receivables -
      Fund shares sold                                                                       17,871
      Dividends, interest and foreign taxes withheld                                        116,954
      Collateral for securities loaned, net                                               1,507,932
  Other                                                                                      14,995
                                                                                        -----------
        Total assets                                                                    $28,681,329
                                                                                        -----------

LIABILITIES:
  Payables -
      Fund shares repurchased                                                           $    28,919
      Upon return of securities loaned                                                    1,507,932
  Due to affiliates                                                                          58,414
  Accrued expenses                                                                           85,307
                                                                                        -----------
        Total liabilities                                                               $ 1,680,572
                                                                                        -----------

NET ASSETS:
  Paid-in capital                                                                       $29,922,239
  Accumulated net investment loss                                                            (5,270)
  Accumulated net realized loss on investments and foreign currency
      transactions                                                                       (1,675,087)
  Net unrealized loss on investments                                                     (1,239,377)
  Net unrealized loss on other assets and liabilities
      denominated in foreign currencies                                                      (1,748)
                                                                                        -----------
        Total net assets                                                                $27,000,757
                                                                                        ===========

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $16,455,098/1,032,372 shares)                                       $     15.94
                                                                                        ===========
  Class B (based on $8,992,386/592,156 shares)                                          $     15.19
                                                                                        ===========
  Class C (based on $1,553,273/102,855 shares)                                          $     15.10
                                                                                        ===========

MAXIMUM OFFERING PRICE:
  Class A                                                                               $     16.91
                                                                                        ===========
  Class C                                                                               $     15.25
                                                                                        ===========

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS


FOR THE YEAR ENDED 3/31/02

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $42,690)                $   364,878
   Interest                                                                 57,564
                                                                       -----------
           Total investment income                                                      $   422,442
                                                                                        -----------

EXPENSES:
   Management fees                                                     $   301,712
   Transfer agent fees
      Class A                                                              114,280
      Class B                                                               72,097
      Class C                                                               15,968
   Distribution fees
      Class A                                                               35,728
      Class B                                                              104,301
      Class C                                                               15,928
   Administrative fees                                                      39,161
   Custodian fees                                                           42,199
   Registration fees                                                        42,127
   Professional fees                                                        62,979
   Printing                                                                 53,342
   Fees and expenses of nonaffiliated trustees                               8,819
   Miscellaneous                                                             7,771
                                                                       -----------
      Total expenses                                                                    $   916,412
      Less management fees waived and expenses
           reimbursed by Pioneer Investment Management, Inc.                               (279,556)
      Less fees paid indirectly                                                                (480)
                                                                                        -----------
      Net expenses                                                                      $   636,376
                                                                                        -----------
           Net investment loss                                                          $  (213,934)
                                                                                        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments                                                      $(1,675,087)
      Forward foreign currency contracts and other assets
           and liabilities denominated in foreign currencies                 2,180      $(1,672,907)
                                                                       -----------      -----------
   Change in net unrealized loss from:
      Investments                                                      $   268,324
      Other assets and liabilities denominated in
           foreign currencies                                                2,070      $   270,394
                                                                       -----------      -----------
      Net loss on investments and foreign currency
           transactions                                                                 $(1,402,513)
                                                                                        -----------
      Net decrease in net assets resulting from operations                              $(1,616,447)
                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED 3/31/02 AND 3/31/01

                                                                     YEAR ENDED       YEAR ENDED
FROM OPERATIONS:                                                       3/31/02          3/31/01
  Net investment loss                                               $   (213,934)    $   (564,684)
  Net realized gain (loss) on investments and foreign
    currency transactions                                             (1,672,907)       1,358,614
  Change in net unrealized gain (loss) on investments and
    foreign currency transactions                                        270,394      (22,336,712)
                                                                    ------------     ------------
      Net decrease in net assets resulting from operations          $ (1,616,447)    $(21,542,782)
                                                                    ------------     ------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net realized gain
    Class A ($0.03 and $1.28 per share, respectively)               $    (34,392)    $ (1,642,975)
    Class B ($0.03 and $1.28 per share, respectively)                    (20,300)      (1,039,220)
    Class C ($0.03 and $1.28 per share, respectively)                     (3,393)        (152,050)
                                                                    ------------     ------------
      Total distributions to shareowners                            $    (58,085)    $ (2,834,245)
                                                                    ------------     ------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                                  $  9,265,732     $ 44,474,806
  Reinvestment of distributions                                           54,359        2,580,214
  Cost of shares repurchased                                         (15,597,464)     (56,991,806)
                                                                    ------------     ------------
    Net decrease in net assets resulting from fund
      share transactions                                            $ (6,277,373)    $ (9,936,786)
                                                                    ------------     ------------
    Net decrease in net assets                                      $ (7,951,905)    $(34,313,813)
                                                                    ------------     ------------
NET ASSETS:
  Beginning of year                                                   34,952,662       69,266,475
                                                                    ------------     ------------
  End of year (including accumulated net investment
    loss of $5,270 and $0, respectively)                            $ 27,000,757     $ 34,952,662
                                                                    ============     ============


CLASS A                                 `02 SHARES      `02 AMOUNT      `01 SHARES      `01 AMOUNT
Shares sold                               430,284       $  6,866,012     1,765,341     $ 39,061,272
Reinvestment of distributions               2,098             33,160        77,006        1,540,885
Less shares repurchased                  (630,847)       (10,184,371)   (2,112,431)     (46,949,827)
                                         --------       ------------    ----------     ------------
    Net decrease                         (198,465)      $ (3,285,199)     (270,084)    $ (6,347,670)
                                         ========       ============    ==========     ============

CLASS B
Shares sold                                97,891       $  1,506,309       194,937     $  4,461,978
Reinvestment of distributions               1,202             18,173        47,466          916,112
Less shares repurchased                  (270,645)        (4,229,898)     (395,997)      (8,720,907)
                                         --------       ------------    ----------     ------------
    Net decrease                         (171,552)      $ (2,705,416)     (153,594)    $ (3,342,817)
                                         ========       ============    ==========     ============

CLASS C
Shares sold                                59,638       $    893,411        45,746     $    951,556
Reinvestment of distributions                 201              3,026         6,394          123,217
Less shares repurchased                   (76,043)        (1,183,195)      (63,895)      (1,321,072)
                                         --------       ------------    ----------     ------------
    Net decrease                          (16,204)      $   (286,758)      (11,755)    $   (246,299)
                                         ========       ============    ==========     ============

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

                                                                   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                     3/31/02      3/31/01      3/31/00      3/31/99      3/31/98
CLASS A
Net asset value, beginning of year                                   $ 16.81      $ 27.50     $ 18.55       $ 20.03      $ 16.67
                                                                     -------      -------     -------       -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                      $ (0.06)     $ (0.16)    $ (0.06)      $  0.01      $ (0.01)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                (0.78)       (9.25)       9.09         (1.48)        3.54
                                                                     -------      -------     -------       -------      -------
         Net increase (decrease) from investment operations          $ (0.84)     $ (9.41)    $  9.03       $ (1.47)     $  3.53
Distributions to shareowners:
   Net investment income                                                   -            -       (0.08)            -            -
   Net realized gain                                                   (0.03)       (1.28)       -            (0.01)       (0.17)
                                                                     -------      -------     -------       -------      -------
Net increase (decrease) in net asset value                           $ (0.87)     $(10.69)    $  8.95       $ (1.48)     $  3.36
                                                                     -------      -------     -------       -------      -------
Net asset value, end of year                                         $ 15.94      $ 16.81     $ 27.50       $ 18.55      $ 20.03
                                                                     =======      =======     =======       =======      =======
Total return*                                                          (4.98)%     (34.95)%     48.70%        (7.32)%      21.36%
Ratio of net expenses to average net assets +                           1.75%        1.77%       1.76%         1.76%        1.79%
Ratio of net investment income (loss) to average net assets +          (0.35)%      (0.75)%     (0.23)%        0.00%       (0.07)%
Portfolio turnover rate                                                   77%          50%         59%           72%          39%
Net assets, end of year (in thousands)                               $16,455      $20,689     $41,276       $24,304      $32,088
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                         2.68%        2.12%       2.10%         2.15%        2.59%
   Net investment loss                                                 (1.28)%      (1.10)%     (0.57)%       (0.39)%      (0.87)%
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                         1.75%        1.75%       1.75%         1.75%        1.75%
   Net investment income (loss)                                        (0.35)%      (0.73)%     (0.22)%        0.01%       (0.03)%

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

  + Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

                                                                  YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                    3/31/02      3/31/01      3/31/00       3/31/99      3/31/98
CLASS B
Net asset value, beginning of year                                   $16.16      $ 26.71      $ 18.11       $ 19.75      $ 16.59
                                                                     ------      -------      -------       -------      -------
Increase (decrease) from investment operations:
   Net investment loss                                               $(0.21)     $ (0.42)     $ (0.15)      $ (0.11)     $ (0.14)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                               (0.73)       (8.85)        8.75         (1.52)        3.47
                                                                     ------      -------      -------       -------      -------
         Net increase (decrease) from investment operations          $(0.94)     $ (9.27)     $  8.60       $ (1.63)     $  3.33
Distributions to shareowners:
   Net realized gain                                                  (0.03)       (1.28)           -         (0.01)       (0.17)
                                                                     ------      -------      -------       -------      -------
Net increase (decrease) in net asset value                           $(0.97)     $(10.55)     $  8.60       $ (1.64)     $  3.16
                                                                     ------      -------      -------       -------      -------
Net asset value, end of year                                         $15.19      $ 16.16      $ 26.71       $ 18.11      $ 19.75
                                                                     ======      =======      =======       =======      =======
Total return*                                                         (5.80)%     (35.48)%      47.49%        (8.23)%      20.25%
Ratio of net expenses to average net assets +                          2.62%        2.55%        2.57%         2.42%        2.68%
Ratio of net investment loss to average net assets +                  (1.22)%      (1.54)%      (1.08)%       (0.69)%      (0.97)%
Portfolio turnover rate                                                  77%          50%          59%           72%          39%
Net assets, end of year (in thousands)                               $8,992      $12,342      $24,499       $12,012      $11,112
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                        3.54%        2.90%        2.91%         2.97%        3.48%
   Net investment loss                                                (2.14)%      (1.89)%      (1.42)%       (1.24)%      (1.77)%
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                        2.62%        2.53%        2.56%         2.41%        2.64%
   Net investment loss                                                (1.22)%      (1.52)%      (1.07)%       (0.68)%      (0.93)%

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

  + Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                      3/31/02      3/31/01     3/31/00       3/31/99     3/31/98
CLASS C
Net asset value, beginning of year                                    $16.14      $ 26.69       $18.13       $19.77      $16.62
                                                                      ------      -------       ------       ------      ------
Increase (decrease) from investment operations:
   Net investment loss                                                $(0.24)     $ (0.39)      $(0.22)      $(0.04)     $(0.11)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                (0.77)       (8.88)        8.78        (1.59)       3.43
                                                                      ------      -------       ------       ------      ------
         Net increase (decrease) from investment operations           $(1.01)     $ (9.27)      $ 8.56       $(1.63)     $ 3.32
Distributions to shareowners:
   Net realized gain                                                   (0.03)       (1.28)           -        (0.01)      (0.17)
                                                                      ------      -------       ------       ------      ------
Net increase (decrease) in net asset value                            $(1.04)     $(10.55)      $ 8.56       $(1.64)     $ 3.15
                                                                      ------      -------       ------       ------      ------
Net asset value, end of year                                          $15.10      $ 16.14       $26.69       $18.13      $19.77
                                                                      ======      =======       ======       ======      ======
Total return*                                                          (6.24)%     (35.50)%      47.21%       (8.22)%     20.16%
Ratio of net expenses to average net assets +                           2.92%        2.62%        2.79%        2.37%       2.73%
Ratio of net investment loss to average net assets +                   (1.53)%      (1.61)%      (1.29)%      (0.65)%     (1.11)%
Portfolio turnover rate                                                   77%          50%          59%          72%         39%
Net assets, end of year (in thousands)                                $1,553      $ 1,921       $3,491       $1,865      $1,264
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                         3.86%        2.97%        3.13%        2.89%       3.53%
   Net investment loss                                                 (2.47)%      (1.96)%      (1.63)%      (1.17)%     (1.91)%
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                         2.91%        2.60%        2.77%        2.35%       2.67%
   Net investment loss                                                 (1.52)%      (1.59)%      (1.27)%      (0.63)%     (1.05)%


  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

  + Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 3/31/02

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer International Equity Fund (formerly Pioneer World Equity Fund) (the
Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of the regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed and the Fund is informed of the ex-dividend date in exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.


     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in countries such as India, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B.   FOREIGN CURRENCY TRANSLATION

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   FORWARD FOREIGN CURRENCY CONTRACTS

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of March 31, 2002, the Fund had no outstanding settlement or portfolio hedges.

D.   FEDERAL INCOME TAXES

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the repatriation of certain foreign currencies and/or net realized capital gains in certain countries. During the year ended March 31, 2002, the Fund paid no such taxes.

     In determining daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains taxes, if any, is based on the net unrealized appreciation of certain portfolio securities, the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of March 31, 2002, the Fund had no reserve for capital gains taxes. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of March 31, 2002, the Fund had no reserve related to taxes on the repatriation of foreign currencies. Effective May 2, 2001, the Malaysian government eliminated its tax on the repatriation of foreign currencies.

     The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of distributions during the year ended March 31, 2002 and 2001 were as follows:

--------------------------------------------------------------------------------
                                                    2002               2001
--------------------------------------------------------------------------------
  DISTRIBUTIONS PAID FROM:
    Ordinary income                           $            --    $            --
    Long-Term capital gain                             58,085          2,834,245
    Return of capital                                      --                 --
                                              ---------------    ---------------
         Total                                $        58,085    $     2,834,245
--------------------------------------------------------------------------------

     The following shows components of distributable earnings (accumulated losses) on a federal income tax basis at March 31, 2002. The amounts do not include the capital loss carryforward.

                                                       2002
--------------------------------------------------------------------------------
    Undistributed ordinary income             $            --
    Undistributed long-term gain                           --
    Unrealized depreciation                        (1,239,377)
                                              ---------------
         Total                                $    (1,239,377)
--------------------------------------------------------------------------------

     At March 31, 2002, the Fund reclassified $206,616 and $2,048 to accumulated net investment loss from paid in capital and accumulated net realized loss on investments and foreign currency transactions, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

E.   FUND SHARES

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributors, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), earned $2,958 in underwriting commissions on the sale of Fund shares during the year ended March 31, 2002.

F.   SECURITIES LENDING

     The Fund loans securities in the Portfolio to certain brokers, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and collateral at period end are disclosed on the balance sheet. As of March 31, 2002, the Fund loaned securities having a fair value of approximately $1,431,395 and received collateral of $1,507,932 for the loan.

G.   CLASS ALLOCATIONS

     Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

H.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million. For the year ended March 31, 2002, the net management fee was equivalent to 1.00% of average net assets.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 2002, $5,884 was payable to PIM related to management fees, administration fees and certain other services.

3.   TRANSFER AGENT

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $39,712 in transfer agent fees payable to PIMSS at March 31, 2002.

4.   DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $12,818 in distribution fees payable to PFD at March 31, 2002.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended March 31, 2002, CDSCs in the amount of $34,761 were paid to PFD.

5.   EXPENSE OFFSETS

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended March 31, 2002, the Fund's expenses were reduced by $480 under such arrangements.

6.   LINE OF CREDIT FACILITY

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended March 31, 2002, the Fund had no borrowings under this agreement.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER
INTERNATIONAL EQUITY FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer International Equity Fund (the Fund) as of March 31, 2002, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Equity Fund as of March 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
May 2, 2002

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS
UNITED STATES
Pioneer Core Equity Fund
   (formerly Pioneer Tax-Managed Fund)***
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund+
Pioneer Mid Cap Value Fund
Pioneer Small Cap Value Fund++
Pioneer Small Company Fund

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer International Value Fund**
   (formerly Pioneer International Growth Fund)
Pioneer International Equity Fund**
   (formerly Pioneer World Equity Fund)

SECTOR FUNDS
Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science &Technology Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity Income Fund
Pioneer Value Fund (formerly Pioneer II)

INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax-Free Income Fund

MONEY MARKET FUND
Pioneer Cash Reserves Fund*

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

**     Name change effective July 30, 2001.

***    Name change effective May 1, 2002.

++     Name change effective September 6, 2001.

+      Name change effective September 21, 2001.

Note Pioneer Indo-Asia Fund merged into Pioneer Emerging Markets Fund on September 28, 2001. Pioneer Limited Maturity Bond Fund merged into Pioneer Bond Fund on September 28, 2001.

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 59 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

INTERESTED TRUSTEES

NAME, AGE AND ADDRESS                                POSITION HELD                   TERM OF OFFICE/LENGTH OF SERVICE
------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (75)*                          Chairman of the Board,             Trustee since 1996.
                                                  Trustee and President              Serves until retirement or removal.

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.


Daniel T. Geraci (44)**                            Trustee and                       Trustee since October, 2001.
                                                   Executive Vice President          Serves until retirement or removal.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

INDEPENDENT TRUSTEESNAME, AGE AND ADDRESS

NAME, AGE AND ADDRESS                                POSITION HELD                   TERM OF OFFICE/LENGTH OF SERVICE
------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (54)                                 Trustee                            Trustee since 1997.
4201 Cathedral Avenue, NW,                                                           Serves until retirement or removal.
Washington, DC, 20016

------------------------------------------------------------------------------------------------------------------------

Richard H. Egdahl, M.D. (75)                      Trustee                            Trustee since 1996.
Boston University Healthcare                                                         Serves until retirement or removal.
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215

------------------------------------------------------------------------------------------------------------------------

Margaret B.W. Graham (55)                         Trustee                            Trustee since 1990.
1001 Sherbrooke Street West,                                                         Serves until retirement or removal.
Montreal, Quebec, Canada

PRINCIPAL OCCUPATION DURING PAST FIVE YEARS       OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------
Deputy Chairman and a Director of                 Director of Harbor Global Company, Ltd.
Pioneer Global Asset Management S.p.A.
(PGAM); Non-Executive Chairman and a
Director of Pioneer Investment
Management USA Inc. (PIM-USA); Chairman
and a Director of Pioneer; President of
all of the Pioneer Funds; and Of Counsel
(since 2000, Partner prior to 2000),
Hale and Dorr LLP (counsel to PIM-USA
and the Pioneer Funds)

-----------------------------------------------------------------------------------------

Director and CEO-US of PGAM since                 None
November 2001; Director, Chief Executive
Officer and President of PIM-USA since
October 2001; Director of Pioneer
Investment Management Shareholder
Services, Inc. since October 2001;
President and a Director of Pioneer,
Pioneer Funds Distributor, Inc. and
Pioneer International Corporation since
October 2001; Executive Vice President
of all of the Pioneer Funds since
October 2001; President of Fidelity
Private Wealth Management Group from
2000 through October 2001; and Executive
Vice President--Distribution and
Marketing of Fidelity Investments
Institutional Services and Fidelity
Investments Canada Ltd. prior to 2000


PRINCIPAL OCCUPATION DURING PAST FIVE YEARS       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------
President, Bush & Co. (international              Director and/or Trustee of Brady
financial advisory firm)                          Corporation (industrial identification
                                                  and specialty coated material products
                                                  manufacturer), Mastec Inc.
                                                  (communications and energy
                                                  infrastructure), Mortgage Guaranty
                                                  Insurance Corporation, R.J. Reynolds
                                                  Tobacco Holdings, Inc. (tobacco) and
                                                  Student Loan Marketing Association
                                                  (secondary marketing of student
                                                  loans)

-----------------------------------------------------------------------------------------

Alexander Graham Bell Professor of                None
Health Care Entrepreneurship, Boston
University; Professor of Management,
Boston University School of Management;
Professor of Public Health, Boston
University School of Public Health;
Professor of Surgery, Boston University
School of Medicine; University
Professor, Boston University

-----------------------------------------------------------------------------------------

Founding Director, The Winthrop Group,            None
Inc. (consulting firm); Professor of
Management, Faculty of Management,
McGill University

INDEPENDENT TRUSTEES

NAME, AGE AND ADDRESS                                POSITION HELD                   TERM OF OFFICE/LENGTH OF SERVICE
------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (54)                          Trustee                            Trustee since 1996.
One Boston Place, 26th Floor,                                                        Serves until retirement or removal.
Boston, MA 02108

------------------------------------------------------------------------------------------------------------------------

Stephen K. West (73)                              Trustee                            Trustee since 1996.
125 Broad Street,                                                                    Serves until retirement or removal.
New York, NY 10004

------------------------------------------------------------------------------------------------------------------------

John Winthrop (65)                                Trustee                            Trustee since 1996.
One North Adgers Wharf,                                                              Serves until retirement or removal.
Charleston, SC 29401

------------------------------------------------------------------------------------------------------------------------

FUND OFFICERS

NAME, AGE AND ADDRESS                                POSITION HELD                   TERM OF OFFICE/LENGTH OF SERVICE
------------------------------------------------------------------------------------------------------------------------

Joseph P. Barri (55)                              Secretary                          Since 1996. Serves at the
                                                                                     discretion of Board.

------------------------------------------------------------------------------------------------------------------------

Dorothy E. Bourassa (54)                          Assistant Secretary                Since November, 2000. Serves at the
                                                                                     discretion of Board.

------------------------------------------------------------------------------------------------------------------------

Vincent Nave (56)                                 Treasurer                          Since November, 2000. Serves at the
                                                                                     discretion of Board.

------------------------------------------------------------------------------------------------------------------------

Luis I. Presutti (37)                             Assistant Treasurer                Since November, 2000. Serves at the
                                                                                     discretion of Board.

------------------------------------------------------------------------------------------------------------------------

John F. Daly III (36)                             Assistant Treasurer                Since November, 2000.
                                                                                     Serves at the discretion of Board.

------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST FIVE YEARS       OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------
President, Newbury, Piret & Company,              Director, Organogenesis Inc. (tissue
Inc. (merchant banking firm)                      engineering company)
------------------------------------------------------------------------------------------
Of Counsel, Sullivan & Cromwell (law firm)        Director, Dresdner RCM Global Strategic
                                                  Income Fund, Inc. and The Swiss Helvetia
                                                  Fund, Inc. (closed-ended investment
                                                  companies), AMVESCAP PLC (investment
                                                  managers) and First ING Life Insurance
                                                  Company of New York
------------------------------------------------------------------------------------------

President, John Winthrop & Co., Inc.              Director of NUI Corp. (energy sales,
(private investment firm)                         services  and distribution)

PRINCIPAL OCCUPATION DURING PAST FIVE YEARS       OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------
Partner, Hale and Dorr LLP; Secretary of          None
all of the Pioneer Funds

-----------------------------------------------------------------------------------------

Secretary of PIM-USA: Senior Vice                 None
President-Legal of Pioneer; and
Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000;
Assistant Secretary of all of the
Pioneer Funds since November 2000;
Senior Counsel, Assistant Vice President
and Director of Compliance of PIM-USA
from April 1998 through October 2000;
Vice President and Assistant General
Counsel, First Union Corporation from
December 1996 through March 1998

-----------------------------------------------------------------------------------------

Vice President-Fund Accounting and                None
Custody Services of Pioneer (Manager
from September 1996 to February 1999);
and Treasurer of all of the Pioneer
Funds (Assistant Treasurer from June
1999 to November 2000)

-----------------------------------------------------------------------------------------

Assistant Vice President-Fund                     None
Accounting, Administration and Custody
Services of Pioneer (Fund Accounting
Manager from 1994 to 1999); and
Assistant Treasurer of all of the
Pioneer Funds since November 2000

-----------------------------------------------------------------------------------------

Global Custody and Settlement Division            None
Manager of PIM-USA; and Assistant
Treasurer of all of the Pioneer Funds
since November 2000
-----------------------------------------------------------------------------------------

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

TRADITIONAL IRA* For anyone under age 70 1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

ROTH IRA* Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

EMPLOYER-SPONSORED PLANS

401(k) PLAN* Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA PLAN* The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

403(b) PLAN* Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 15% of income, while maintaining complete contribution flexibility each year.

Most retirement plan withdrawals must meet specific conditions to avoid penalities.

PROFIT SHARING PLAN Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

AGE-BASED PROFIT SHARING PLAN Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

MONEY PURCHASE PENSION PLAN (MPP) Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

DEFINED BENEFIT PENSION PLAN Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

RETIREMENT PLANS INFORMATION                                    1-800-622-0176
TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                    1-800-225-1997

WRITE TO US:

PIMSS
P.O. Box 55014
Boston, Massachusetts 02205-5014

OUR TOLL-FREE FAX                                               1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                      ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                        www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
FUND PROSPECTUS. FOR INFORMATION ON OTHER PIONEER MUTUAL FUNDS, INCLUDING CHARGES AND EXPENSES, CALL 800-225-6292 AND REQUEST A PROSPECTUS. PLEASE READ
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